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                    LIBERTY EQUIPMENT INVESTORS L.P.-1984


                      CONSENT TO AMEND THE PARTNERSHIP'S
                       AGREEMENT OF LIMITED PARTNERSHIP


     The undersigned, a limited partner in Liberty Equipment Investors L.P.- 1984, a Delaware limited partnership (the "Partnership), does hereby

          CONSENT / /         WITHHOLD CONSENT / /          ABSTAIN / /

with respect to all units of limited partnership interest of the Partnership held of record by the undersigned on May 1, 1995, to the amendment to the Partnership's Restated Agreement and Certificate of Limited Partnership which would eliminate the requirement that limited partners of the Partnership consent to any sale, abandonment or disposition of all or substantially all of the Partnership's assets to the extent that, in the determination of the General Partner, such sale, abandonment or disposition is in the best interests of the Partnership, which amendment is set forth in the Proxy Statement dated May __, 1995 which has been furnished to the undersigned.
IF NO SPECIFICATION IS MADE ABOVE, THE UNDERSIGNED BY SIGNING AND RETURNING THIS CARD WILL BE DEEMED TO HAVE GIVEN THE ABOVE CONSENT.


THIS CONSENT IS SOLICITED ON BEHALF OF THE GENERAL PARTNER OF THE PARTNERSHIP ON BEHALF OF THE PARTNERSHIP. THE GENERAL PARTNER RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED ACTIONS DESCRIBED IN THE PROXY STATEMENT.



Dated                   , 1995
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Signature
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Signature
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This Consent should be signed exactly as your name appears hereon.
When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, give your full title as such. In the case of joint ownership, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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